UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices and Zip Code)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

Due to the global outbreak of novel coronavirus disease (“COVID-19”), CIRCOR International, Inc. (the “Company”), is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarter ended March 29, 2020 (the “Report”), originally due on May 8, 2020. The Company expects to file the Report on or before June 22, 2020, which is 45 days after the original due date of the Report.

The Company is relying on Release No. 34-88465 (the “Order”) issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which allows a registrant to delay the filing of certain reports under the Exchange Act by up to 45 days after the original due date of such report if a registrant is unable to meet the filing deadline due to circumstances related to the COVID-19 pandemic.

The Company will be unable to file the Report by its original due date as a result of disruptions caused by the pandemic and the need to perform additional analyses and procedures relating to COVID-19’s potential impact on the Company’s financial statements, including the previously disclosed impairment evaluation of goodwill and intangible asset balances.

Risks Relating to COVID-19

Shareholders and potential investors should consider the following additional risk factor relating to COVID-19 in conjunction with the risk factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019.

The impact of the COVID-19 pandemic on our global operations is creating significant uncertainty for our business and may have a material adverse effect on our financial condition and results of operations.
The pandemic, and the actions being taken by governments around the world in response to it, is creating significant uncertainty for our global operations, as well as for the operations of our distributors, suppliers, and customers, and may have a material adverse effect on our business, financial condition, cash flows and results of operations. We have experienced, and expect to continue to experience, adverse impacts from the pandemic including changes to our operations as we implement social distancing guidelines, remote working policies and other procedures in an effort to protect our employees, mandated government closures in India resulting in the temporary shutdown of two of our facilities, decreased demand for certain of our products and services and increased write-offs of outstanding trade receivables. The degree to which COVID-19 ultimately impacts us will depend on future developments that are highly uncertain and unpredictable, including, but not limited to, the duration and spread of the pandemic, its severity, the actions to contain the pandemic or treat its impact, and how quickly and to what extent normal economic and operating conditions resume. Even after the pandemic has subsided as a public health matter, we may experience material adverse impacts to our business as a result of its adverse impact on the global economy.

We have experienced a significant decline in our market capitalization to approximately 35% (based on the closing market price at March 26, 2020) below its consolidated book value. As a result, management has concluded that there was a goodwill and an intangible asset impairment triggering event in the first quarter of 2020, which will result in management performing an impairment evaluation of its goodwill and intangible asset balances. The decline in market capitalization and any prolonged material disruption of our employees, distributors, suppliers or customers can reasonably be expected to negatively impact our global sales and operating results and could lead to valuation allowances or impairments of our goodwill or intangible assets, which were $271.9 million and $385.5 million, respectively, as of December 31, 2019.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this report that are not statements of historical fact are forward-looking statements, including, but not limited to, statements about the expected and potential direct or indirect impacts of the COVID-19 pandemic on our business. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: the duration and severity of the COVID-19 pandemic and its impact on the global economy; our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies; changes in industry standards or government regulations, both in the United States and internationally; and our ability to efficiently operate our manufacturing facilities and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.

April 29, 2020	/s/ Abhishek Khandelwal
Abhishek Khandelwal
Senior Vice President and Chief Financial Officer